UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 2, 2011
Date of Report (Date of earliest event reported)
__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 2, 2011, Schweitzer-Mauduit International, Inc. issued a Press Release announcing earnings for the quarter ended December 31, 2010.  The earnings release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filings.

Item 8.01	Other Events

On February 2, 2011, Schweitzer-Mauduit International, Inc. issued a Press Release announcing its plan to accelerate establishment of a domestic market position for reconstituted tobacco leaf, or RTL, in China and suspend the project to add capacity in the Philippines. The work done to date with the Philippine project will be brought to an orderly suspension in a way that facilitates eventual continuation.  As a result of suspending the Philippine RTL project, SWM will evaluate during early 2011whether to recognize an impairment charge, in accordance with applicable accounting standards, for any portion of the approximate $22 to $35 million carrying value of final site construction and installation costs.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filings

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release, dated February 2, 2011, of Schweitzer-Mauduit International, Inc., announcing earnings for the quarter ended December 31, 2010.
99.2	Press Release, dated February 2, 2011, of Schweitzer-Mauduit International, Inc., announcing changes to Asian reconstituted tobacco strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Peter J. Thompson
Peter J. Thompson
Executive Vice President, Finance and
Strategic Planning

Dated:  February 2, 2011

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated February 2, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated February 2, 2011, of Schweitzer-Mauduit International, Inc., announcing earnings for the quarter ended December 31, 2010.
99.2	Press Release, dated February 2, 2011, of Schweitzer-Mauduit International, Inc., announcing changes to Asian reconstituted tobacco strategy.